TRIBUTE PHARMACEUTICALS CANADA INC.
("Corporation")

FORM OF PROXY ("PROXY")

Special Meeting
December 9, 2015 at 10:00 a.m. (Toronto time)
77 King Street West, Suite 3000, Toronto ON M5K 1G8
("Meeting")

RECORD DATE: November 9, 2015
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY: December 7, 2015 at 10:00 a.m. (Toronto time)

VOTING METHODS	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	(416) 595-9593
MAIL or HAND DELIVERY	TMX EQUITY TRANSFER SERVICES INC.* 200 University Avenue, Suite 300, Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Scott Langille, CFO** of the Corporation, whom failing **Janice Clarke, VP of Finance and Administration** ("Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

Resolution	FOR	AGAINST
1. Arrangement Resolution The full text of the Arrangement Resolution is set forth in Appendix "D" to the Circular, approving an arrangement pursuant to section 182 of the Business Corporations Act (Ontario), all as more particularly described in the Circular, as such resolution may be amended or varied at the Meeting and any adjournment or postponement thereof.	☐	☐
2. Distributable Reserves Resolution The full text of the Distributable Reserves Resolution is set forth under the heading "Creation of Distributable Reserves for Parent" in the Circular, approving the creation of "distributable reserves" of Parent, all as more particularly described in the Circular, as such resolution may be amended or varied at the Meeting and any adjournment or postponement thereof.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED.**

PLEASE PRINT NAME	*Signature of Registered owner(s)* *Date (MM/DD/YYYY)*

Proxy Voting - Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.**

2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CIRCULAR PRIOR TO VOTING.**

3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**

4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting, such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a security holder of the Corporation.

6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the security holders of the Corporation.

7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and before the ***Filing Deadline for Proxies***, noted overleaf or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Investor inSite

TMX Equity Transfer Services Inc.* offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tmxequitytransferservices.com/investorinsite

Click on, "*Register Online Now*" and complete the registration form. Call us toll free at 1-866-393-4891 with any questions.

*TMX Equity Transfer Services Inc. is operating the transfer agency and corporate trust business in the name of Equity Financial Trust Company for a transitional period.